UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 13, 2009
Date of Report (Date of earliest event reported)
BAKHU HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-153574	26-2608821

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Shelkovskoe shosse, 92/5, Suite 64 Moscow, Russian Federation 1	05523

(Address of principal executive offices)	(Zip Code)
902-512-6747
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement
8.01 Other Events
9.01 Financial Statements and Exhibits
Signatures
EX-10.1 Exhibit 10.1
EX-10.2 Exhibit 10.2

Item 1.01  Entry into a Material Definitive Agreement

On August 4, 2009, Bakhu Holdings Corp. (“Bakhu”) entered into a Memorandum of Understanding with Shenzhen Xinhonglian Solar Energy Co (“SXSE”) pursuant to which SXSE would vend the shares and assets of SXSE into Bakhu for  16,450,000 shares or a 35% interest upon successful due diligence performed by Bakhu.

For all the terms and conditions of the Memorandum of Understanding with Shenzhen Xinhonglian Solar Energy Co, reference is hereby made to such agreement annexed hereto as exhibit 10.2.  All statements made herein concerning the foregoing agreement are qualified by reference to said exhibit.

Item 8.01  Other Events

The disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is included with this report:

	Exhibit 10.1	Press Release, dated August 13, 2009

	Exhibit 10.2	Memorandum of Understanding with Shenzhen Xinhonglian Solar Energy Co

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.
Date: August 13, 2009	By:	/s/ Alexander Deshin
Alexander Deshin
CEO